   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 15, 1999
                                                      REGISTRATION NO. 333-90913
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------

                                AMENDMENT NO. 1
                                       TO
                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                           --------------------------

                          CASELLA WASTE SYSTEMS, INC.

             (Exact Name of Registrant as Specified in Its Charter)

            DELAWARE                            4953                           03-0338873
  (State or Other Jurisdiction      (Primary Standard Industrial            (I.R.S. Employer
      of Incorporation or           Classification Code Number)          Identification Number)
         Organization)

                              25 GREENS HILL LANE,
                             RUTLAND, VERMONT 05701
                                 (802) 775-0325
  (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                   Registrant's Principal Executive Offices)
                         ------------------------------

                                JOHN W. CASELLA
                PRESIDENT, CHIEF EXECUTIVE OFFICER AND CHAIRMAN
                          CASELLA WASTE SYSTEMS, INC.
                              25 GREENS HILL LANE
                             RUTLAND, VERMONT 05701
                                 (802) 775-0325
           (Name, Address, Including Zip Code, and Telephone Number,
                   Including Area Code, of Agent For Service)
                         ------------------------------

                                   COPIES TO:

        JEFFREY A. STEIN, ESQ.                          BRIAN HOFFMANN, ESQ.
           HALE AND DORR LLP                        CADWALADER, WICKERSHAM & TAFT
            60 STATE STREET                                100 MAIDEN LANE
           BOSTON, MA 02109                              NEW YORK, NY 10038
            (617) 526-6000                                 (212) 504-6000

                           --------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As promptly as practicable after this registration statement becomes effective and the effective time of the proposed merger of Rutland Acquisition Sub, Inc., a wholly owned subsidiary of the Registrant, with and into KTI, Inc. as described herein.

    If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. / /

    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /____

    If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /____
                           --------------------------

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT OR AMENDMENTS WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL SUCH REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE OR DATES AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SECTION 8(A), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE

    The sole purpose of this Amendment No. 1 is to file the consent of Arthur Andersen LLP as Exhibit 23.6 hereto, which was inadvertently omitted from the prior filing. In connection therewith, Item 21 and the Exhibit Index are amended and restated as set forth below.

                                    PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

    (a) The following documents are exhibits to this registration statement.

       EXHIBIT
       NUMBER                             DESCRIPTION OF DOCUMENT
---------------------                     -----------------------
        2.1(1)          Agreement and Plan of Merger dated as of January 12, 1999
                        and as amended by Amendments No. 1, 2 and 3 thereto, among
                        Casella Waste Systems, Inc. ("Casella"), KTI, Inc. ("KTI")
                        and Rutland Acquisition Sub, Inc. (included as Annex A to
                        the proxy statement/ prospectus which is a part of this
                        registration statement).

        3.1             Amended and Restated Certificate of Incorporation of Casella
                        (incorporated herein by reference to Exhibit 4.1 to the
                        registration statement on Form S-8 of Casella as filed
                        November 18, 1998).

        3.3             Second Amended and Restated By-Laws of Casella (incorporated herein by reference to Exhibit 3.4 to the registration
                        statement on Form S-1 of Casella as filed September 24, 1997
                        (file no. 333-33135)).

        4.1             Form of stock certificate of Casella Class A common stock
                        (incorporated herein by reference to Exhibit 4 to Amendment
                        No. 2 to the registration statement on Form S-1 of Casella as filed October 9, 1997 (file no. 333-33135)).

        5.1*            Opinion of Hale and Dorr LLP as to the legality of Casella
                        Class A common stock being registered.

        8.1*            Opinion of McDermott, Will & Emery as to the material United
                        States federal income tax consequences of the merger.

        8.2*            Opinion of McDermott, Will & Emery confirming its opinion as to the material United States federal income tax
                        consequences of the merger.

       10.1 1993 Incentive Stock Option Plan (incorporated herein by reference to Exhibit 10.1 to the registration statement on Form S-1 of Casella as filed August 7, 1997 (file no.
                        333-33135)).

       10.2             1994 Nonstatutory Stock Option Plan (incorporated herein by reference to Exhibit 10.2 to the registration statement on
                        Form S-1 of Casella as filed August 7, 1997 (file no.
                        333-33135)).

       10.3             1996 Stock Option Plan (incorporated herein by reference to
                        Exhibit 10.3 to the registration statement on Form S-1 of
                        Casella as filed August 7, 1997 (file no. 333-33135)).

       10.4 1997 Non-Employee Director Stock Option Plan (incorporated herein by reference to Exhibit 10.5 to Amendment No. 1 to the registration statement on Form S-1 of Casella as filed
                        September 24, 1997 (file no. 333-33135)).

       10.5             Amended and Restated 1997 Stock Incentive Plan (incorporated herein by reference to the Definitive Proxy Statement on
                        Schedule 14A of Casella as filed September 21, 1998).

       10.6             Registration Rights Agreement between Casella and Susan
                        Olivieri and Robert MacNeil, dated January 3, 1996
                        (incorporated herein by reference to Exhibit 10.6 to
                        Amendment No. 1 to the registration statement on Form S-1 of
                        Casella as filed September 24, 1997 (file no. 333-33135)).

       10.7 1995 Stockholders Agreement between Casella and the stockholders who are a party thereto, dated as of December
                        22, 1995 (incorporated herein by reference to Exhibit 10.7 to the registration statement on Form S-1 of Casella as filed August 7, 1997 (file no. 333-33135)).

       EXHIBIT
       NUMBER                             DESCRIPTION OF DOCUMENT
---------------------                     -----------------------
       10.8             1995 Registration Rights Agreement between Casella and the stockholders who are a party thereto, dated as of December
                        22, 1995 (incorporated herein by reference to Exhibit 10.8 to the registration statement on Form S-1 of Casella as
                        filed August 7, 1997 (file no. 333-33135)).

       10.9 1995 Repurchase Agreement between Casella and the stockholders who are a party thereto, dated as of December
                        22, 1995 (incorporated herein by reference to Exhibit 10.9 to the registration statement on Form S-1 of Casella as filed August 7, 1997 (file no. 333-33135)).

       10.10            Management Services Agreement between Casella, BCI Growth
                        III, L.P., North Atlantic Venture Fund, L.P., and Vermont
                        Venture Capital Fund, L.P., dated as of December 22, 1995
                        (incorporated herein by reference to Exhibit 10.10 to the registration statement on Form S-1 of Casella as filed
                        August 7, 1997 (file no. 333-33135)).

       10.11            Warrant to Purchase Common Stock of Casella granted to John
                        W. Casella, dated as of July 26, 1993 (incorporated herein by reference to Exhibit 10.11 to Amendment No. 1 to the
                        registration statement on Form S-1 of Casella as filed
                        September 24, 1997 (file no. 333-33135)).

       10.12            Warrant to Purchase Common Stock of Casella granted to
                        Douglas R. Casella, dated as of July 26, 1993 (incorporated herein by reference to Exhibit 10.12 to Amendment No. 1 to the registration statement on Form S-1 of Casella as filed
                        September 24, 1997 (file no. 333-33135)).

       10.13            Asset Purchase Agreement by and among Kenneth H. Mead,
                        Kerkim, Inc. and Casella Waste Management of N.Y., dated as of January 17, 1997 (incorporated herein by reference to
                        Exhibit 10.13 to the registration statement on Form S-1 of
                        Casella as filed August 7, 1997 (file no. 333-33135)).

       10.14            Reorganization Agreement by and among Kenneth H. Mead,
                        Superior Disposal Services, Inc., Kensue, Inc., S.D.S. at
                        PA, Inc. and Claws Refuse, Inc., dated as of January 17,
                        1997 (incorporated herein by reference to Exhibit 10.14 to the registration statement on Form S-1 of Casella as filed
                        August 7, 1997 (file no. 333-33135)).

       10.15            Termination of Lease Agreement by and between Casella
                        Associates and Casella Waste Management, Inc. dated
                        September 25, 1996 (incorporated herein by reference to Exhibit 10.15 to the registration statement on Form S-1 of Casella as filed August 7, 1997 (file no. 333-33135)).

       10.16            Amended and Restated Revolving Credit and Term Loan
                        Agreement between the Registrant and BankBoston, dated as of
                        January 12, 1998 (incorporated herein by reference to
                        Exhibit 10.13 to the registration statement on Form S-1 of
                        Casella as filed June 3, 1998 (file no. 333-55879)).

       10.17            Lease Agreement, as Amended, between Casella Associates and
                        Casella Waste Management, Inc., dated December 9, 1994
                        (Rutland lease) (incorporated herein by reference to Exhibit
                        10.17 to the registration statement on Form S-1 of Casella as filed August 7, 1997 (file no. 333-33135)).

       10.18            Lease Agreement, as Amended, between Casella Associates and
                        Casella Waste Management, Inc., dated December 9, 1994
                        (Montpelier lease) (incorporated herein by reference to
                        Exhibit 10.18 to the registration statement on Form S-1 of
                        Casella as filed August 7, 1997 (file no. 333-33135)).

       EXHIBIT
       NUMBER                             DESCRIPTION OF DOCUMENT
---------------------                     -----------------------
       10.19            Furniture and Fixtures Lease Renewal Agreement between
                        Casella Associates and Casella Waste Management, Inc., dated
                        May 1, 1994 (incorporated herein by reference to Exhibit
                        10.19 to the registration statement on Form S-1 of Casella as filed August 7, 1997 (file no. 333-33135)).

       10.20            Lease, Operations and Maintenance Agreement between CV
                        Landfill, Inc. and the Registrant dated June 30, 1994
                        (incorporated herein by reference to Exhibit 10.20 to the registration statement on Form S-1 of Casella as filed
                        August 7, 1997 (file no. 333-33135)).

       10.21            Restated Operation and Management Agreement by and between
                        Clinton County (N.Y.) and the Registrant dated September 9,
                        1996 (incorporated herein by reference to Exhibit 10.21 to the registration statement on Form S-1 of Casella as filed
                        August 7, 1997 (file no. 333-33135)).

       10.22            Labor Utilization Agreement by and between Clinton County
                        (N.Y.) and the Registrant dated August 7, 1996 (incorporated herein by reference to Exhibit 10.22 to the registration
                        statement on Form S-1 of Casella as filed August 7, 1997
                        (file no. 333-33135)).

       10.23            Lease and Option Agreement by and between Waste U.S.A., Inc.
                        and New England Waste Services of Vermont, Inc., dated
                        December 14, 1995 (incorporated herein by reference to
                        Exhibit 10.23 to the registration statement on Form S-1 of
                        Casella as filed August 7, 1997 (file no. 333-33135)).

       10.24            Consulting and Non-Competition Agreement between Casella and
                        Kenneth H. Mead, dated January 23, 1997 (incorporated herein by reference to Exhibit 10.24 to the registration statement on Form S-1 of Casella as filed August 7, 1997 (file no.
                        333-33135)).

       10.25            Issuance of Shares by Casella to National Waste Industries,
                        Inc., dated October 19, 1994 (incorporated herein by
                        reference to Exhibit 10.25 to the registration statement on
                        Form S-1 of Casella as filed August 7, 1997 (file no.
                        333-33135)).

       10.26            Registration Rights Agreement by and among Casella, Joseph
                        M. Winters, Andrew B. Winters, Brigid Winters, Sean Winters
                        and Maureen Winters (the "All Cycle Stockholders"), dated as of December 19, 1997. (incorporated herein by reference
                        Exhibit 10.23 to the registration statement filed on Form
                        S-1 of Casella as filed June 3, 1998 (file no. 333-55879)).

       10.27 Amendment No. 1 to Registration Rights Agreement by and among the Registrant, the All Cycle Stockholders, Winters
                        Family Partnership and Goldman, Sachs & Co., dated as of
                        June 3, 1998. (incorporated herein by reference to Exhibit
                        10.24 to the registration statement on Form S-1 of Casella as filed June 3, 1998 (file no. 333-55879)).

       10.28            Amendment No. 2 to Lease Agreement, by and between Casella
                        Associates and Casella Waste Management, Inc., dated as of
                        November 20, 1997 (Rutland lease). (incorporated herein by reference to Exhibit 10.25 to the registration statement on
                        Form S-1 of Casella as filed on June 25, 1998 (file no.
                        333-57745)).

       10.29 Amendment No. 1 to Stock Option Agreement (incorporated herein by reference to the Current Report on Form 8-K of Casella as filed May 13, 1999).

       10.30            Agreement between Penobscot Energy Recovery Company and
                        Bangor Hydro-Electric Company dated June 21, 1984, as
                        amended (incorporated herein by reference to Exhibit 10.2 to the registration statement on Form S-4 of KTI as filed
                        October 18, 1994 (file no. 33-85234)).

       10.31*           Agreement between Timber Energy Resources, Inc. and Florida
                        Power Corporation dated December 31, 1984.

       EXHIBIT
       NUMBER                             DESCRIPTION OF DOCUMENT
---------------------                     -----------------------
       10.32*           Steam Agreement between Multitrade Group, Inc. and Tultex
                        Corporation dated August 11, 1987, as amended.

       10.33            Form of Penobscot Energy Recovery Company Waste Disposal
                        Agreement (City of Bangor) dated April 1, 1991 and Schedule of Substantially Identical Waste Disposal Agreements
                        (incorporated herein by reference to Exhibit 10.3 to the
                        registration statement on Form S-4 of KTI as filed October
                        18, 1994 (file no. 33-85234)).

       10.34*           Steam Agreement between Multitrade Group, Inc. and
                        Bassett-Walker, Inc. dated March 1, 1993, as amended.

       10.35            Power Purchase Agreement between Maine Energy Recovery
                        Company and Central Maine Power Company dated January 12,
                        1984, as amended (incorporated herein by reference to Exhibit 10.8 to the registration statement on Form S-4 of KTI as filed October 18, 1994 (file no. 33-85234)).

       10.36            Host Municipalities' Waste Handling Agreement among
                        Biddeford-Saco Solid Waste Committee, City of Biddeford,
                        City of Saco and Maine Energy Recovery Company dated June 7,
                        1991 (incorporated herein by reference to Exhibit 10.10 to the registration statement on Form S-4 of KTI as filed
                        October 18, 1994 (file no. 33-85234)).

       10.37            Form of Maine Energy Recovery Company Waste Handling
                        Agreement (Town of North Berwick) dated June 7, 1991 and
                        Schedule of Substantially Identical Waste Disposal
                        Agreements (incorporated herein by reference to Exhibit
                        10.11 to the registration statement on Form S-4 of KTI as filed October 18, 1994 (file no. 33-85234)).

       10.38*           Third Amendment to Power Purchase Agreement between Maine
                        Energy Recovery Company, L.P. and Central Maine Power
                        Company dated November 6, 1995.

       10.39*           Steam Supply and Operating Agreement between Multitrade
                        Group, Inc. and E.I. DuPont De Nemours & Co. dated February
                        11, 1998, as amended.

       10.40            Amendment No. 2 to Power Purchase Agreement between
                        Penobscot Energy Recovery Company, L.P. and Bangor-Hydro
                        Electric Company dated June 26, 1998 (incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K of KTI as filed July 8, 1998).

       10.41            Second Amended and Restated Waste Disposal Agreements
                        between Penobscot Energy Recovery Company and the Municipal
                        Review Committee, Inc. dated June 26, 1998 (incorporated
                        herein by reference to Exhibit 4.2 to the Current Report on
                        Form 8-K of KTI as filed July 8, 1998).

       10.42            Non-Exclusive License to Use Technology between KTI and
                        Oakhurst Technology, Inc. dated December 29, 1998
                        (incorporated herein by reference to Exhibit 4.5 to the Current Report on Form 8-K of KTI as filed January 15,
                        1999).

       21.1*            Subsidiaries of Casella.

       23.1*            Consent of Arthur Andersen LLP.

       23.2*            Consent of Ernst & Young LLP.

       23.3* Consent of Hale and Dorr LLP (included in Exhibit 5.1 of this registration statement).

       23.4*            Consent of McDermott, Will & Emery (included in Exhibit 8.1 of this registration statement).

       23.5*            Consent of McDermott, Will & Emery (included in Exhibit 8.2 of this registration statement).

       23.6             Consent of Arthur Andersen LLP.

       24.1*            Powers of Attorney (included in the signature pages of this registration statement).

       99.1* Form of KTI's proxy card for the Special Meeting of Shareholders.

       EXHIBIT
       NUMBER                             DESCRIPTION OF DOCUMENT
---------------------                     -----------------------
       99.2*            Form of Casella's proxy card for the Annual Meeting of
                        Stockholders.

       99.3*            Form of KTI's Notice of Special Meeting of Shareholders.

       99.4*            Consents of persons named to become directors of Casella who have not signed this registration statement.

       99.5 Consent of CIBC World Markets Corp. (included in Annex B-1 to the proxy statement/ prospectus which is a part of this registration statement).

       99.6*            Consent of CIBC World Markets Corp.

------------------------

*   Previously filed

(1) Schedules referred to in the merger agreement are omitted from this filing. The registrant agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request, in accordance with Item 601(b)(2) of Regulation S-K.

    (b) FINANCIAL STATEMENT SCHEDULES. Not applicable.

    (c) REPORTS, OPINIONS, ETC. The opinion of CIBC World Markets Corp. is included as Annex B-1 to the proxy statement/prospectus which is a part of this registration statement and CIBC World Markets Corp.'s letter dated September 23, 1999 reaffirming its opinion is included as Annex B-2 to the proxy statement/prospectus which is part of this registration statement.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 15th day of November, 1999.

                                                       CASELLA WASTE SYSTEMS, INC.

                                                       By:             /s/ JOHN W. CASELLA
                                                            -----------------------------------------
                                                                         John W. Casella
                                                              PRESIDENT, CHIEF EXECUTIVE OFFICER AND
                                                                             CHAIRMAN

    Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

                        NAME                                      TITLE                    DATE
                        ----                                      -----                    ----
                                                       President, Chief Executive
                 /s/ JOHN W. CASELLA                     Officer and Chairman
     -------------------------------------------         (Principal Executive       November 15, 1999
                   John W. Casella                       Officer)

                /s/ JAMES W. BOHLIG*                   Senior Vice President,
     -------------------------------------------         Chief Operating Officer    November 15, 1999
                   James W. Bohlig                       and Director

                                                       Vice President and Chief
                 /s/ JERRY S. CIFOR                      Financial Officer
     -------------------------------------------         (Principal Accounting and  November 15, 1999
                   Jerry S. Cifor                        Financial Officer)

               /s/ DOUGLAS R. CASELLA*
     -------------------------------------------       Director                     November 15, 1999
                 Douglas R. Casella

              /s/ JOHN F. CHAPPLE III*
     -------------------------------------------       Director                     November 15, 1999
                 John F. Chapple III

               /s/ GREGORY B. PETERS*
     -------------------------------------------       Director                     November 15, 1999
                  Gregory B. Peters

*By /s/ JOHN W. CASELLA
---------------------------------

       John W. Casella, ATTORNEY-IN-FACT

                                 EXHIBIT INDEX

       EXHIBIT
       NUMBER                             DESCRIPTION OF DOCUMENT
---------------------                     -----------------------
        2.1(1)          Agreement and Plan of Merger dated as of January 12, 1999
                        and as amended by Amendments No. 1, 2 and 3 thereto, among
                        Casella Waste Systems, Inc. ("Casella"), KTI, Inc. ("KTI")
                        and Rutland Acquisition Sub, Inc. (included as Annex A to
                        the proxy statement/ prospectus which is a part of this
                        registration statement).

        3.1             Amended and Restated Certificate of Incorporation of Casella
                        (incorporated herein by reference to Exhibit 4.1 to the
                        registration statement on Form S-8 of Casella as filed
                        November 18, 1998).

        3.3             Second Amended and Restated By-Laws of Casella (incorporated herein by reference to Exhibit 3.4 to the registration
                        statement on Form S-1 of Casella as filed September 24, 1997
                        (file no. 333-33135)).

        4.1             Form of stock certificate of Casella Class A common stock
                        (incorporated herein by reference to Exhibit 4 to Amendment
                        No. 2 to the registration statement on Form S-1 of Casella as filed October 9, 1997 (file no. 333-33135)).

        5.1*            Opinion of Hale and Dorr LLP as to the legality of Casella
                        Class A common stock being registered.

        8.1*            Opinion of McDermott, Will & Emery as to the material United
                        States federal income tax consequences of the merger.

        8.2*            Opinion of McDermott, Will & Emery confirming its opinion as to the material United States federal income tax
                        consequences of the merger.

       10.1 1993 Incentive Stock Option Plan (incorporated herein by reference to Exhibit 10.1 to the registration statement on Form S-1 of Casella as filed August 7, 1997 (file no.
                        333-33135)).

       10.2             1994 Nonstatutory Stock Option Plan (incorporated herein by reference to Exhibit 10.2 to the registration statement on
                        Form S-1 of Casella as filed August 7, 1997 (file no.
                        333-33135)).

       10.3             1996 Stock Option Plan (incorporated herein by reference to
                        Exhibit 10.3 to the registration statement on Form S-1 of
                        Casella as filed August 7, 1997 (file no. 333-33135)).

       10.4 1997 Non-Employee Director Stock Option Plan (incorporated herein by reference to Exhibit 10.5 to Amendment No. 1 to the registration statement on Form S-1 of Casella as filed
                        September 24, 1997 (file no. 333-33135)).

       10.5             Amended and Restated 1997 Stock Incentive Plan (incorporated herein by reference to the Definitive Proxy Statement on
                        Schedule 14A of Casella as filed September 21, 1998).

       10.6             Registration Rights Agreement between Casella and Susan
                        Olivieri and Robert MacNeil, dated January 3, 1996
                        (incorporated herein by reference to Exhibit 10.6 to
                        Amendment No. 1 to the registration statement on Form S-1 of
                        Casella as filed September 24, 1997 (file no. 333-33135)).

       10.7 1995 Stockholders Agreement between Casella and the stockholders who are a party thereto, dated as of December
                        22, 1995 (incorporated herein by reference to Exhibit 10.7 to the registration statement on Form S-1 of Casella as filed August 7, 1997 (file no. 333-33135)).

       10.8 1995 Registration Rights Agreement between Casella and the stockholders who are a party thereto, dated as of December
                        22, 1995 (incorporated herein by reference to Exhibit 10.8 to the registration statement on Form S-1 of Casella as filed August 7, 1997 (file no. 333-33135)).

       10.9 1995 Repurchase Agreement between Casella and the stockholders who are a party thereto, dated as of December
                        22, 1995 (incorporated herein by reference to Exhibit 10.9 to the registration statement on Form S-1 of Casella as filed August 7, 1997 (file no. 333-33135)).

       EXHIBIT
       NUMBER                             DESCRIPTION OF DOCUMENT
---------------------                     -----------------------
       10.10            Management Services Agreement between Casella, BCI Growth
                        III, L.P., North Atlantic Venture Fund, L.P., and Vermont
                        Venture Capital Fund, L.P., dated as of December 22, 1995
                        (incorporated herein by reference to Exhibit 10.10 to the
                        registration statement on Form S-1 of Casella as filed
                        August 7, 1997 (file no. 333-33135)).

       10.11            Warrant to Purchase Common Stock of Casella granted to John
                        W. Casella, dated as of July 26, 1993 (incorporated herein by reference to Exhibit 10.11 to Amendment No. 1 to the
                        registration statement on Form S-1 of Casella as filed
                        September 24, 1997 (file no. 333-33135)).

       10.12            Warrant to Purchase Common Stock of Casella granted to
                        Douglas R. Casella, dated as of July 26, 1993 (incorporated herein by reference to Exhibit 10.12 to Amendment No. 1 to the registration statement on Form S-1 of Casella as filed
                        September 24, 1997 (file no. 333-33135)).

       10.13            Asset Purchase Agreement by and among Kenneth H. Mead,
                        Kerkim, Inc. and Casella Waste Management of N.Y., dated as of January 17, 1997 (incorporated herein by reference to
                        Exhibit 10.13 to the registration statement on Form S-1 of
                        Casella as filed August 7, 1997 (file no. 333-33135)).

       10.14            Reorganization Agreement by and among Kenneth H. Mead,
                        Superior Disposal Services, Inc., Kensue, Inc., S.D.S. at
                        PA, Inc. and Claws Refuse, Inc., dated as of January 17,
                        1997 (incorporated herein by reference to Exhibit 10.14 to the registration statement on Form S-1 of Casella as filed
                        August 7, 1997 (file no. 333-33135)).

       10.15            Termination of Lease Agreement by and between Casella
                        Associates and Casella Waste Management, Inc. dated
                        September 25, 1996 (incorporated herein by reference to Exhibit 10.15 to the registration statement on Form S-1 of Casella as filed August 7, 1997 (file no. 333-33135)).

       10.16            Amended and Restated Revolving Credit and Term Loan
                        Agreement between the Registrant and BankBoston, dated as of
                        January 12, 1998 (incorporated herein by reference to
                        Exhibit 10.13 to the registration statement on Form S-1 of
                        Casella as filed June 3, 1998 (file no. 333-55879)).

       10.17            Lease Agreement, as Amended, between Casella Associates and
                        Casella Waste Management, Inc., dated December 9, 1994
                        (Rutland lease) (incorporated herein by reference to Exhibit
                        10.17 to the registration statement on Form S-1 of Casella as filed August 7, 1997 (file no. 333-33135)).

       10.18            Lease Agreement, as Amended, between Casella Associates and
                        Casella Waste Management, Inc., dated December 9, 1994
                        (Montpelier lease) (incorporated herein by reference to
                        Exhibit 10.18 to the registration statement on Form S-1 of
                        Casella as filed August 7, 1997 (file no. 333-33135)).

       10.19            Furniture and Fixtures Lease Renewal Agreement between
                        Casella Associates and Casella Waste Management, Inc., dated
                        May 1, 1994 (incorporated herein by reference to Exhibit
                        10.19 to the registration statement on Form S-1 of Casella as filed August 7, 1997 (file no. 333-33135)).

       10.20            Lease, Operations and Maintenance Agreement between CV
                        Landfill, Inc. and the Registrant dated June 30, 1994
                        (incorporated herein by reference to Exhibit 10.20 to the registration statement on Form S-1 of Casella as filed
                        August 7, 1997 (file no. 333-33135)).

       10.21            Restated Operation and Management Agreement by and between
                        Clinton County (N.Y.) and the Registrant dated September 9,
                        1996 (incorporated herein by reference to Exhibit 10.21 to the registration statement on Form S-1 of Casella as filed
                        August 7, 1997 (file no. 333-33135)).

       EXHIBIT
       NUMBER                             DESCRIPTION OF DOCUMENT
---------------------                     -----------------------
       10.22            Labor Utilization Agreement by and between Clinton County
                        (N.Y.) and the Registrant dated August 7, 1996 (incorporated herein by reference to Exhibit 10.22 to the registration
                        statement on Form S-1 of Casella as filed August 7, 1997
                        (file no. 333-33135)).

       10.23            Lease and Option Agreement by and between Waste U.S.A., Inc.
                        and New England Waste Services of Vermont, Inc., dated
                        December 14, 1995 (incorporated herein by reference to
                        Exhibit 10.23 to the registration statement on Form S-1 of
                        Casella as filed August 7, 1997 (file no. 333-33135)).

       10.24            Consulting and Non-Competition Agreement between Casella and
                        Kenneth H. Mead, dated January 23, 1997 (incorporated herein by reference to Exhibit 10.24 to the registration statement on Form S-1 of Casella as filed August 7, 1997 (file no.
                        333-33135)).

       10.25            Issuance of Shares by Casella to National Waste Industries,
                        Inc., dated October 19, 1994 (incorporated herein by
                        reference to Exhibit 10.25 to the registration statement on
                        Form S-1 of Casella as filed August 7, 1997 (file no.
                        333-33135)).

       10.26            Registration Rights Agreement by and among Casella, Joseph
                        M. Winters, Andrew B. Winters, Brigid Winters, Sean Winters
                        and Maureen Winters (the "All Cycle Stockholders"), dated as of December 19, 1997. (incorporated herein by reference
                        Exhibit 10.23 to the registration statement filed on Form
                        S-1 of Casella as filed June 3, 1998 (file no. 333-55879)).

       10.27 Amendment No. 1 to Registration Rights Agreement by and among the Registrant, the All Cycle Stockholders, Winters
                        Family Partnership and Goldman, Sachs & Co., dated as of
                        June 3, 1998. (incorporated herein by reference to Exhibit
                        10.24 to the registration statement on Form S-1 of Casella as filed June 3, 1998 (file no. 333-55879)).

       10.28            Amendment No. 2 to Lease Agreement, by and between Casella
                        Associates and Casella Waste Management, Inc., dated as of
                        November 20, 1997 (Rutland lease). (incorporated herein by reference to Exhibit 10.25 to the registration statement on
                        Form S-1 of Casella as filed on June 25, 1998 (file no.
                        333-57745)).

       10.29 Amendment No. 1 to Stock Option Agreement (incorporated herein by reference to the Current Report on Form 8-K of Casella as filed May 13, 1999).

       10.30            Agreement between Penobscot Energy Recovery Company and
                        Bangor Hydro-Electric Company dated June 21, 1984, as
                        amended (incorporated herein by reference to Exhibit 10.2 to the registration statement on Form S-4 of KTI as filed
                        October 18, 1994 (file no. 33-85234)).

       10.31*           Agreement between Timber Energy Resources, Inc. and Florida
                        Power Corporation dated December 31, 1984.

       10.32*           Steam Agreement between Multitrade Group, Inc. and Tultex
                        Corporation dated August 11, 1987, as amended.

       10.33            Form of Penobscot Energy Recovery Company Waste Disposal
                        Agreement (City of Bangor) dated April 1, 1991 and Schedule of Substantially Identical Waste Disposal Agreements
                        (incorporated herein by reference to Exhibit 10.3 to the
                        registration statement on Form S-4 of KTI as filed October
                        18, 1994 (file no. 33-85234)).

       10.34*           Steam Agreement between Multitrade Group, Inc. and
                        Bassett-Walker, Inc. dated March 1, 1993, as amended.

       10.35            Power Purchase Agreement between Maine Energy Recovery
                        Company and Central Maine Power Company dated January 12,
                        1984, as amended (incorporated herein by reference to Exhibit 10.8 to the registration statement on Form S-4 of KTI as filed October 18, 1994 (file no. 33-85234)).

       EXHIBIT
       NUMBER                             DESCRIPTION OF DOCUMENT
---------------------                     -----------------------
       10.36            Host Municipalities' Waste Handling Agreement among
                        Biddeford-Saco Solid Waste Committee, City of Biddeford,
                        City of Saco and Maine Energy Recovery Company dated
                        June 7, 1991 (incorporated herein by reference to Exhibit
                        10.10 to the registration statement on Form S-4 of KTI as
                        filed October 18, 1994 (file no. 33-85234)).

       10.37            Form of Maine Energy Recovery Company Waste Handling
                        Agreement (Town of North Berwick) dated June 7, 1991 and
                        Schedule of Substantially Identical Waste Disposal
                        Agreements (incorporated herein by reference to Exhibit
                        10.11 to the registration statement on Form S-4 of KTI as filed October 18, 1994 (file no. 33-85234)).

       10.38*           Third Amendment to Power Purchase Agreement between Maine
                        Energy Recovery Company, L.P. and Central Maine Power
                        Company dated November 6, 1995.

       10.39*           Steam Supply and Operating Agreement between Multitrade
                        Group, Inc. and E.I. DuPont De Nemours & Co. dated February
                        11, 1998, as amended.

       10.40            Amendment No. 2 to Power Purchase Agreement between
                        Penobscot Energy Recovery Company, L.P. and Bangor-Hydro
                        Electric Company dated June 26, 1998 (incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K of KTI as filed July 8, 1998).

       10.41            Second Amended and Restated Waste Disposal Agreements
                        between Penobscot Energy Recovery Company and the Municipal
                        Review Committee, Inc. dated June 26, 1998 (incorporated
                        herein by reference to Exhibit 4.2 to the Current Report on
                        Form 8-K of KTI as filed July 8, 1998).

       10.42            Non-Exclusive License to Use Technology between KTI and
                        Oakhurst Technology, Inc. dated December 29, 1998
                        (incorporated herein by reference to Exhibit 4.5 to the Current Report on Form 8-K of KTI as filed January 15,
                        1999).

       21.1*            Subsidiaries of Casella.

       23.1*            Consent of Arthur Andersen LLP.

       23.2*            Consent of Ernst & Young LLP.

       23.3* Consent of Hale and Dorr LLP (included in Exhibit 5.1 of this registration statement).

       23.4*            Consent of McDermott, Will & Emery (included in Exhibit 8.1 of this registration statement).

       23.5*            Consent of McDermott, Will & Emery (included in Exhibit 8.2 of this registration statement).

       23.6             Consent of Arthur Andersen LLP.

       24.1*            Powers of Attorney (included in the signature pages of this registration statement).

       99.1* Form of KTI's proxy card for the Special Meeting of Shareholders.

       99.2* Form of Casella's proxy card for the Annual Meeting of Stockholders.

       99.3*            Form of KTI's Notice of Special Meeting of Shareholders.

       99.4*            Consents of persons named to become directors of Casella who have not signed this registration statement.

       99.5 Consent of CIBC World Markets Corp. (included in Annex B-1 to the proxy statement/ prospectus which is a part of this registration statement).

       99.6*            Consent of CIBC World Markets Corp.

------------------------

*   Previously filed

(1) Schedules referred to in the merger agreement are omitted from this filing. The registrant agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request, in accordance with Item 601(b)(2) of Regulation S-K.